                                                                      EXHIBIT 21

                       TELEPORT COMMUNICATIONS GROUP INC.
                           SUBSIDIARIES OF REGISTRANT

                                                                                 % OF VOTING
                                                                                 SECURITIES
                                                          JURISDICTION           OWNED BY ITS
                                                               OF                IMMEDIATE
NAME OF CORPORATION                                       INCORPORATION           PARENT
-------------------                                       -------------           -----------

BCI Acquisition Corp.                                     Delaware                100%
CNSI Acquisition Corp.                                    Delaware                100%
TC Boston Holdings, Inc.                                  Delaware                100%
TC Boston Holdings II, Inc.                               Delaware                100%
TC New York Holdings I, Inc.                              Delaware                100%
TC New York Holdings II, Inc.                             Delaware                100%
TC Systems, Inc.                                          Delaware                100%
TC Systems - Illinois, Inc.                               Delaware                100%
Teleport Communications Atlanta, Inc.                     Delaware                100%
Teleport Communications Chicago, Inc.                     Delaware                100%
Teleport Communications Dallas, Inc.                      Delaware                100%
Teleport Communications Group Inc.                        Delaware                100%
Teleport Communications Houston, Inc.                     Delaware                100%
Teleport Communications Los Angeles, Inc.                 Delaware                100%
Teleport Communications San Francisco, Inc.               Delaware                100%
Teleport Communications Washington, D.C., Inc.            Delaware                100%
TCG America, Inc.                                         Delaware                100%
TCG CERFnet, Inc.                                         Delaware                100%
TCG Charitable Foundation, Inc.                           Delaware                100%
TCG Chicago Holdings, Inc.(name change pending)           Delaware                100%
TCG Connecticut Holdings I, Inc. (name change pending)    Connecticut             100%
TCG Connecticut Holdings II, Inc.                         Delaware                100%
TCG Connecticut Holdings III, Inc.                        Delaware                100%
TCG Dallas Holdings I, Inc.                               Texas                   100%
TCG Dallas Holdings II, Inc.                              Texas                   100%
TCG Detroit Holdings I, Inc.                              Michigan                100%
TCG Detroit Holdings II, Inc.                             Delaware                100%
TCG Illinois Holdings, Inc. (name change pending)         Illinois                100%
TCG Indiana, Inc                                          Indiana                 100%
TCG Indianapolis, Inc.                                    Delaware                100%

                                                                      EXHIBIT 21

                       TELEPORT COMMUNICATIONS GROUP INC.
                           SUBSIDIARIES OF REGISTRANT

                                                                                 % OF VOTING
                                                                                 SECURITIES
                                                          JURISDICTION           OWNED BY ITS
                                                               OF                IMMEDIATE
NAME OF CORPORATION                                       INCORPORATION           PARENT
-------------------                                       -------------           -----------

TCG Joint Venture Holdings, Inc.                          Delaware                100%
TCG Los Angeles Holdings I, Inc. (name change pending)    California              100%
TCG Los Angeles Holdings II, Inc.                         Delaware                100%
TCG Miami, Inc.                                           Delaware                100%
TCG Michigan, Inc.                                        Delaware                100%
TCG Midsouth, Inc.                                        Delaware                100%
TCG Milwaukee, Inc.                                       Delaware                100%
TCG Minnesota, Inc.                                       Delaware                100%
TCG New Hampshire, Inc.                                   New Hampshire           100%
TCG New Jersey, Inc.                                      Delaware                100%
TCG New York, Inc.                                        Delaware                100%
TCG Omaha Holdings, Inc.                                  Delaware                100%
TCG Partners Holdings I, Inc. (name change pending)       New York                100%
TCG Partners Holdings II, Inc.                            New York                100%
TCG Partners Holdings III, Inc.                           New York                100%
TCG Payphones, Inc.                                       Delaware                100%
TCG Payphones USA, Inc.                                   Delaware                100%
TCG Pennsylvania, Inc.                                    Delaware                100%
TCG Phoenix, Inc.                                         Delaware                100%
TCG Phoenix Holdings I, Inc. (name change pending)        Delaware                100%
TCG Pittsburgh Holdings, Inc.                             Delaware                100%
TCG San Diego Holdings, Inc.                              Delaware                100%
TCG Seattle, Inc.                                         Delaware                100%
TCG Services, Inc.                                        Delaware                100%
TCG South Florida Holdings I, Inc.                        Florida                 100%
TCG South Florida Holdings II, Inc.                       Delaware                100%
TCG Southwestern Holdings, Inc. (name change pending)     Delaware                100%
TCG St. Louis, Inc.                                       Delaware                100%
TCG St. Louis Holdings, Inc.                              Missouri                100%
TCG Virginia, Inc.                                        Virginia                100%

                                                                      EXHIBIT 21
                      TELEPORT COMMUNICATIONS GROUP INC.
                          SUBSIDIARIES OF REGISTRANT

                                                            % OF VOTING
                                                            SECURITIES
                                    FORMED                  OWNED BY ITS
                                    UNDER THE               IMMEDIATE
NAME OF PARTNERSHIP                 LAWS OF                 PARENT
-------------------                 -------                 ------------

Teleport Communications Boston      Massachusetts           100%
Teleport Communications New York    New York                100%
TCG Chicago                         New York                100%
TCG Colorado                        New York                100%
TCG Connecticut                     New York                100%
TCG Dallas                          New York                100%
TCG Data - New York                 New York                100%
TCG Detroit                         New York                100%
TCG Illinois                        New York                100%
TCG Indianapolis                    New York                100%
TCG Los Angeles                     New York                100%
TCG Maryland                        New York                100%
TCG New Jersey                      New York                100%
TCG Ohio                            New York                100%
TCG Omaha                           New York                100%
TCG Oregon                          New York                100%
TCG Partners                        New York                100%
TCG Phoenix                         New York                100%
TCG Pittsburgh                      New York                100%
TCG Rhode Island                    New York                100%
TCG San Diego                       New York                100%
TCG San Francisco                   New York                100%
TCG Seattle                         New York                100%
TCG South Florida                   New York                100%
TCG St. Louis                       New York                100%
TCG Utah                            New York                100%